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                                  EXHIBIT 1(B)

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                             HEALTH & LEISURE, INC.
                               FILED MAY 2, 1988

         Incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1988, filed December 28, 1989 (see Exhibit 1(B) therein).

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